Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accumulated Other Comprehensive Income
Net unrealized (loss) gain on securities available-for-sale	$ (10,984)	$ 10,943
Net unrealized loss for unfunded status of defined benefit plan liability	(835)	(2,127)
Accumulated other comprehensive income (loss), before taxes, total	(11,819)	8,816
Tax effect	2,483	(1,852)
Net-of-tax amount	$ (9,336)	$ 6,964